1 28-75-124 196-18-48 May 17, 2012 Review of Fourth Quarter & FY’12 Results Matthew M. Mannelly, CEO Ronald M. Lombardi, CFO Exhibit 99.2

2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s growth strategies, investments in advertising and promotion, market position, product introductions and innovations, and future financial performance. Words such as "continue," "will," "believe," “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward- looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the GSK brands, the failure to successfully commercialize new and enhanced products, the Company’s inability to deleverage, the effectiveness of the Company’s advertising and promotions investments, further decline in the household cleaning products market, the severity of the cold/cough season, the effectiveness of the Company’s marketing and distribution infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable securities laws, the Company undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

3 FY’12 Q4: A Stellar Quarter Fiscal Year 2012: The Prestige Value Creation Formula Delivers Q4 & FY 2012 Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda 4 Our Latest Quarter: Excellent Performance Across the Board

4 FY’12 Objectives: Exceeded Expectations  Drive Core OTC growth through proven, increased, and innovative A&P investment  Continue development of long term potential of Blacksmith and Dramamine brands following successful integration  Stabilize Household through marketing support, new products, and enhanced distribution  Continue pursuit of strategic course in transformation process with focus on OTC M&A activity as part of on-going portfolio optimization  Maintain strong financial performance while investing for future value creation  Expand and upgrade management talent to match Prestige’s scale and growth expectations

5  Strong financial performance for the quarter − Consolidated net revenue growth of 39.1%; 7.5%, excluding the impact of the GSK acquisition − Adjusted EPS(1) of $0.26, up 44.4% versus prior year, and above adjusted EPS provided in recent guidance of $0.23. GSK acquisition added $0.01 to Q4 adjusted EPS − Cash Flow from Operating Activities of $38.4 million, adjusted for one-time and non-recurring items(1)  Brand building strategy delivered consistent organic growth for core OTC brands − Core OTC net revenue growth of 14.0% − Highest Core OTC net revenue growth in last seven consecutive quarters of growth  Significant improvement in Household segment performance − Meaningful improvement in quarter, net revenue decline of (2.2%) versus (6.9%) in first nine months of FY’12 as a result of new product launches  Completed acquisition of GSK brands − Largest acquisition in PBH history – 15 brands closed on 1/31/12 and 2 brands closed on 3/31/12 − Integration on track – current focus on delivering against most critical milestones  Solid financial performance oriented towards sustained value creation (1) These adjustments are non-GAAP and are reconciled to cash flow provided by operations on slide 30 Fourth Quarter Highlights

6 $30.4 FY’12 Q4 FY’11 Q4 +39.1% +53.3% +14.0% (2.2%) Net Revenue in millions FY’12 Q4: A Stellar Quarter Strong Momentum Across All Segments Industry Leading Organic Growth Double Digit OTC Growth Strongest Growth in Past 7 Quarters Improved Performance $134.0 +7.5% +10.9% $109.7 +48.9% $86.7 % Growth: $30.4 $20.3

Leading Net Organic Revenue Growth[1]



Latest Fiscal Quarter Organic Net Revenue Growth
Median: 6.5%
14.0%
7.5%
14.0%
8.5%
8.4%
8.0%
7.2%
7.0%
6.5%
6.0%
5.2%
4.0%
3.0%
2.9%
0.6%
Prestige Brands Core OTC(2)
Prestige Brands Total Company(3)
Schiff
WD-40
Tupperware
Energizer
Newell Rubbermaid
Reckitt Benckiser
P&G
JARDEN
Helen of Troy

Source: Company filings
Note:
(1) Organic sales growth excludes impact from acquisitions, divestitures, FX rate fluctuations and other factors
(2) Represents core OTC organic net revenue growth
(3) Represents total company organic net revenue growth excluding GSK brands



7

8 Our Latest Quarter: Excellent Performance Across the Board Fiscal Year 2012: The Prestige Value Creation Formula Delivers Q4 & FY 2012 Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda 4

9 Proven Value Creation Track Record North America OTC Assets Prestige Value Creation Framework Drive Core OTC Organic Growth Exclusive OTC M&A Focus Strategic Portfolio Management PBH Stock Price +50% $9.00 $13.50 (1) Stock price prior to receipt of Genomma’s unsolicited bid (1) Analgesics Cough & Cold GI Eye & Ear Care Dermatologicals Oral Care Sleep Aids Platforms

10 Robust Pipeline of New Product Introductions…

11 …Supported by a Portfolio of Targeted A&P Strategies

12  Value-added innovation renews interest in the category by fulfilling an unmet need…  …Generating incremental volume by bringing new users to the category…  …And offering current users a new form Quickly and conveniently makes dentures look and feel cleaner Cleans in 3 minutes and packaged for home and “on the go” convenience Kills 10x more odor- causing bacteria than tablets Positioned to attract growing number of retainer and mouth guard users Source: The Nielsen Company – Bases Study 2011 Efferdent Power Clean Crystals – Consumer Insights Drive Innovation in Denture Care Social Media TV Consumer print Professional endorsement (ADA) Consumer promotions Compelling Consumer Proposition Proven Innovation Strategy Marketing Support Begins May 2012

New Dramamine For Kids – Motion Sickness Relief Designed Just For Children Ages 2 – 12

Fulfills an Important Consumer Need

- 34% of households with children ages 2-12 have a child with motion sickness[(1)]
- Estimated 1/3 of the moms use Dramamine Adult Formula but would prefer a kids' dose
- Provides incremental volume by offering an adult's and a children's form

\+

Compelling Consumer Proposition

- ✓ Quick and easy motion sickness relief for children without altering the adult dosage
- ✓ Specific dosage and formula for children ages 2-12
- ✓ Convenient easy carry travel pill case
- ✓ Top-selling flavor: Grape


#1 Pharmacist Recommended Brand
Ages 2-12
Safe, Precise Dose
Children's Chewable Formula
Dramamine
MOTION SICKNESS RELIEF
NEW!
for kids
Dramamine
MOTION SICKNESS RELIEF
for kids
Travel Case

Marketing Support Begins May 2012

- ✓ Social media
- ✓ Internet/website partners
- ✓ Radio
- ✓ Consumer print
- ✓ Professional print ads
- ✓ Consumer promotions

(1) 2011 Omnibus study


BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Efferdent
Sominex
Comet

13

Effectively Building Long-Term Foundation for Pediatric Platform

- Prestige's pediatric platform, including PediaCare® and Little Remedies®, represents approximately ~10% of revenues, after the impact of the GSK acquisition
- Significantly increased A&P support over last two seasons (20–30%) to build sustainable brand equity
- Innovative marketing is effective in building consumer connections
- Multiple brands have presented new long-term opportunities (trade, professional)
- Retailer support strengthening as a result of strong A&P initiatives and meeting retailer's needs


Pedia Care
Cold
Pedia Care
Cough
Pedia Care
Fever
Pain
Pedia Care
24 Hour
Little Noses
Little Noses
Saline Spray/Drops
Little Tummys
Gripe Water
Little Teethers

Consumption Growth (FY'11 & FY'12)


148.2%
31.1%
(3.6%)
69.0%
24.6%
(5.2%)
Pedia Care
Little Remedies
Category
FY'11
Pedia Care
Little Remedies
Category
FY'12

Source: IRI FDMx for the period ending 3/18/12; Prestige consumption data reflects IRI + POS


BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Efferdent
Sominex
Massengill
Comet

14

15 Total A&P (% of Net Revenue)(1) Core OTC A&P (% of Net Revenue)(1) Note: Includes GSK brands in Q4 FY’12 (1) Adjusted in FY’11 to reflect normalized level of A&P spending for Pediacare Consumption Growth Being Driven by Increased & More Effective A&P and New Product Support Spent an Aggregate of $57.1 Million in FY’12 to Support our Business +0.7% pts. +1.6% pts. +3.4% pts. +0.4% pts. vs. Prior Year

16 Category Prestige Q4 (Latest 12 Weeks) FY’12 (Latest 52 Weeks) +3.6% pts. +6.0% pts. +10.7% pts. +4.4% pts. +7.3% pts. +12.2% pts. vs. Category Source: IRI FDMx for the period ending 3/18/12; Prestige consumption data reflects IRI + POS Consumption Growth Significantly Exceeding Category Growth

While Consistently Delivering Operating Results, Management's M&A Strategy has Transformed Prestige

	PrestigeBrands	PrestigeBrands + BLACKSMITH BRANDS + Dramamine	PrestigeBrands + GSK Brands
Core OTC Brands:	Clear eyes, Compound W, The Doctor's, Chloraseptic, Little Remedies	Clear eyes, Pedia Care, Luden's, Compound W, Efferdent, Little Remedies, The Doctor's, Dramamine, Chloraseptic	Clear eyes, Pedia Care, Luden's, The Doctor's, Chloraseptic, Efferdent, Dramamine, Little Remedies, BC, Goody's, Gaviscon, Compound W, Debrox, beano
	5	9	14
Avg. Top 10 Brand Scale:	~$20	~$25	~$35

Total OTC Revenue:


~$200
+ ~$100
~$300
+ ~$200
~$500

Dollar values in millions



17

Proven Ability to Acquire, Integrate and Grow Acquired Brands

Acquisition Excellence

- ✓ Seamless Transition with Customers
- ✓ Outsourced Model Accelerates Integration
- ✓ Proven Capability

+

Proven Brand Building

- ✓ New Product Development
- ✓ Incremental A&P Investments
- ✓ Attention at the Trade

Q4 Net Revenue Growth(1)



16.5%
Blacksmith and Dramamine Brands
PediaCare
Efferdent
LUDEN'S
Dramamine

Consumption Growth(1)



Blacksmith and Dramamine Brands
Category
+18.4% pts.
+17.8% pts.
+7.5% pts.
vs. Category
18.3%
(0.1%)
14.9%
(2.9%)
5.6%
(1.9%)
FY'11
FY'12
FY'12 Q4

Source: IRI FDMx for the period ending 3/18/12; Prestige consumption data reflects IRI + POS
(1) Excludes Nasalcrom



18

19 The GSK Acquisition: A Transformative Event

Key GSK Brands Have Strong Consumer Franchises…

BC Goody's

- **Brand:** Unique 80-year heritage and differentiated positioning; #1 share of powdered aspirin segment in the U.S.
- **Consumer:** Highly loyal users; Core of user base in South
- **Opportunities:**
  - Capture new users by leveraging core brand equities
  - Innovation
  - Geographic expansion

Debrox

- **Brand:** Category leader and most recommended ear wax removal product by doctors and pharmacists
- **Consumer:** Choice driven by professional recommendation and choice at shelf
- **Opportunities:**
  - Continue strong A&P support
  - Innovation/new products

Gaviscon

- **Brand:** #1 Doctor recommended OTC product for acid reflux
- **Consumer:** Highly loyal users drive ~80% of volume
- **Opportunities:**
  - Pursue new users and (dissatisfied) switchers of antacids and H2 inhibitors
  - Focus messaging on claims relative to competing products beano

- **Brand:** Significant share in the gas prevention segment
- **Consumer:** Loyal, satisfied consumer base
- **Opportunities:**
  - Focus on prevention
  - Innovation
  - Increased distribution
  - New segments


BC
Goody's
Ecotrin
Tagamet
Efferdent
Sominex
Massengill
Comet

20

21 …and Are Already Being Supported by Compelling Marketing Strategies  Stronger media support and healthier investment into event marketing  Rivalry ad campaign driven by heavy radio support in southern market  Product endorsement by Richard Petty and Trace Atkins  NASCAR sponsor  Stronger media support  Focus on prevention  Invest in relationships with pharmacists to maintain #1 standing  Continue strong A&P support and drive innovation of new products

22 March April May June  Develop FY’13 brand strategies, sales quotas and fiscal plan  Select Canadian distributor  Finalize contract for new warehouse  Visit third party manufacturers and conduct required quality assessments  Finalize supplier and service provider agreements  Conduct joint business planning with retail customers for GSK products  Prepare infrastructure and systems at warehouse  Visit third party manufacturers and conduct required quality assessments  Select Pharmacovigilance (PV) system  Transfer remaining data and management of IT  Complete hiring of new staff  Visit third party manufacturers and conduct required quality assessments  Transition to new warehouse and distribution, including EDI  Complete testing on new and updated systems  Complete knowledge transfer with GSK counterparts  Close out core TSAs by June 30th 2012 with extensions available contractually as needed GSK Integration Update: Delivering on the Critical Milestones

23 Analgesics 17% Cough & Cold 17% GI 14% Eye & Ear Care 14% Dermatologicals 9% Oral Care 8% Sleep Aids 1% Note: The remaining 20% of sales is comprised of Household (including Comet) and other brands (1) Based on FY2012 pro forma Prestige’s Portfolio Management Priority: Building Scale Platforms in Relevant OTC Categories % of PF Revenue(1)

24 Our Latest Quarter: Excellent Performance Across the Board Fiscal Year 2012: The Prestige Value Creation Formula Delivers Q4 & FY 2012 Financial Overview Prestige’s Strategy: Delivering Results; Poised for Success 1 2 3 Agenda 4

25 Summary Financial Performance Dollar values in millions, except per share data (1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. Adjusted EPS is also reconciled to reported EPS on Slide 31 (2) Adjusted in Q4 FY’12 and FY’12 for one-time and non-recurring items and is reconciled to cash flow from operations on slide 30 (3) Q4 FY’11 and FY’11 cash flow from operations excludes $6.9 million of adjustments related to acquisition of Blacksmith Brands and Dramamine $441.1 $336.5 $134.5 $101.1 $0.99 $0.79 $82.6 $66.3 Q4 FY’12 Q4 FY’11 +39.1% +59.1% +44.4% +53.6% $134.0 $40.9 $0.26 $38.4 $25.9 $96.4 $25.7 $0.18 +31.1% +33.2% +25.3% +24.6% FY’12 FY’11 Q 4 FY’ 12 vs. Q 4 FY’ 11 FY’ 12 vs. FY’ 11 (2)(3) (1) (1) (1) (1) (2)(3)

Q4 Consolidated Financial Summary

Q4 FY'12

	Q4 FY'12	Q4 FY'11	% Chg
Net Revenue	**$ 134.0**	**$ 96.4**	***39.1%***
Gross Margin	70.3	50.1	*40.3%*
% Margin	*52.5%*	*52.0%*	
A&P	18.5	14.1	*31.2%*
% Net Revenue	*13.8%*	*14.6%*	
G&A	10.9	10.3	*5.8%*
% Net Revenue	*8.1%*	*10.7%*	
Adjusted EBITDA	**$ 40.9**	**$ 25.7**	***59.1%***
% Margin	*30.5%*	*26.7%*	
D&A	3.1	2.5	*22.1%*
% Net Revenue	*2.3%*	*2.6%*	
Operating Income	37.8	23.2	*63.1%*
% Margin	*28.2%*	*24.1%*	
Adjusted Net Income	**$ 12.8**	**$ 8.8**	***50.0%***
Adjusted Earnings Per Share	**$ 0.26**	**$ 0.18**	***44.4%***
Earnings Per Share - As Reported	**$ 0.00**	**$ 0.13**	**-**

Comments

- Net Revenue grew by $37.6 million or 39.1% over year ago, driven by core OTC growth and acquisition of GSK brands
  - 7.5% growth for the Company, excluding acquisition of GSK brands
  - 14.0% growth in core OTC, excluding acquired core GSK brands
  - GSK brands acquisition added $30.4 million
- Household revenue trends improve to more modest decline of 2.2% as a result of a significant investment in promotional activities and new product launches
- Gross margin expanded by 0.5% pts. due to higher proportion of Net Revenue from OTC, including GSK brands, somewhat offset by lower Household Gross margin
- A&P growth of 31.2% consistent with stated investment levels to drive Net Revenue growth
  - Prior year A&P included significant investment associated with Pediacare
- Modest G&A increase of $0.6 million, although decreased as a percentage of Net Revenue by 260bps as a result of acquisition leverage
- Adjusted earnings per share growth of 44.4%

Dollar values in millions, except per share data

Note: These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Releases in the "About Non-GAAP Financial Measures" section



BC
Goody's
Ecotrin
Dramamine
Tagamet
Efferdent
Sominex
Massengill
Comet

26

FY'12 Consolidated Financial Summary

FY'12

	FY'12	FY'11	% Chg
Net Revenue	**$ 441.1**	**$ 336.5**	***31.1%***
Gross Margin	229.2	178.2	*28.6%*
Gross Margin %	*52.0%*	*53.0%*	
A&P	57.1	42.9	*33.1%*
% Net Revenue	*12.9%*	*12.7%*	
G&A	37.6	34.3	*9.6%*
% Net Revenue	*8.5%*	*10.2%*	
Adjusted EBITDA	**$ 134.5**	**$ 101.0**	***33.2%***
% Margin	*30.5%*	*30.0%*	
D&A	10.7	9.9	*8.4%*
% Net Revenue	*2.4%*	*2.9%*	
Operating Income	123.8	91.1	*35.9%*
% Margin	*28.1%*	*27.1%*	
Adjusted Net Income	**$ 50.2**	**$ 39.9**	***25.8%***
Adjusted Earnings Per Share	**$ 0.99**	**$ 0.79**	***25.3%***
Earnings Per Share - As Reported	**$ 0.73**	**$ 0.58**	***25.9%***

Comments

- Net Revenue grew by $104.6 million or 31.1% over year ago, driven by core OTC growth, full year impact of Blacksmith and Dramamine acquisitions, and Q4 impact of GSK brands acquisition
  - **3.2% organic Net Revenue growth** for the total Company, including comparable periods for Blacksmith and Dramamine
  - 9.8% organic Net revenue growth for Core OTC
  - Acquisitions added $102.5 million
- Gross margin modest decline by 100bps
  - OTC gross margins down slightly as a result of industry-mandated APAP reformulation
  - Household gross margin decline as a result of a significant investment in promotional activities and new product launches
- A&P growth of 33.1% consistent with Net Revenue growth
- G&A as a percent of Net Revenue decreased by 170bps, as the Company benefited from overhead leverage as a result of acquisitions
- Adjusted Earnings Per Share growth of 25.3%

Dollar values in millions, except per share data

Note: These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Releases in the "About Non-GAAP Financial Measures" section


BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Efferdent
Massengill
Sominex
Comet

27

28 Recent Performance Comments FY’12 Net Revenue Growth vs. Prior Year FY’12 Consumption Category PBH HH  Management has undertaken a long-term perspective to stabilizing the household segment  Recent investment in promotional and new product activity has moderated the Net Revenue decline  Expect recent and upcoming initiatives to further stabilize the business over time as well as improve the gross margin profile Source: IRI FDMx for the period ending 3/18/12; Prestige consumption data reflects IRI + POS Focused Initiatives to Stabilize Household are Gaining Traction

29 Net Income and EPS Reconciliation Dollar values in millions, except per share data Note: These Non-GAAP financial measures are being reconciled to their reported GAAP amounts. For Further information about Non-GAAP financial measures, refer to our Earnings Release in the “About Non-GAAP Financial Measures” section 3 Months Ended 12 Months Ended Q4 FY'12 Q4 FY'12 Net Income EPS Net Income EPS Q4 FY'12 As Reported (0.0)$ 0.00$ 37.2$ 0.73$ Adjustments: Inventory Step-Up 1.8 0.04 1.8 0.04 Acquisition Related Costs 8.1 0.16 13.8 0.27 Transition Costs Associated with GSK 3.6 0.07 3.6 0.07 Unsolicited Proposal Costs 1.7 0.03 1.7 0.03 Gain on Settlement - - (5.1) (0.10) Loss on Extinguishment of Debt 5.4 0.11 5.4 0.11 Tax Impact of Adjustments (7.8) (0.15) (8.3) (0.16) Total Adjustments 12.9 0.25 12.9 0.26 Q4 FY'12 Adjusted 12.8$ 0.26$ 50.2$ 0.99$

30  Q4 adjusted cash flow, excluding the impact of acquisitions, totaled approximately $38.4 million  Full year adjusted cash flow, excluding the impact of acquisitions totaled, approximately $82.6 million Debt Profile & Financial Compliance:  Total Net Debt at 3/31/12 of $1,116 million comprised of: – Cash on hand of $19.0 million – $635 million of term loan – $500 million of bonds Strong Cash Flow from Operations Cash Flow Comments Dollar values in millions Q4 FY'12 FY'12 Net Income (0.0)$ 37.2$ Depreciation & Amortization 3.1 10.7 Other Non-Cash Operating Items 13.7 25.0 Working Capital 2.7 (5.4) Cash Flow from Operations - As Reported 19.5$ 67.5$ GSK Working Cap tal I vestments 8.4 8.4 One-Time Costs, N t of Taxes 10.5 6.7 Cash Flow from Operations - Adjusted 38.4$ 82.6$

31 High Cash Flow Conversion Drives an Even More Rapid Deleveraging… Fiscal year ending March 31 Leverage ratio reflects Net Debt / covenant defined EBITDA = Excluding Acquisitions = Q3 FY’12 Guidance = Revised Guidance

...Providing for Increased Acquisition Capacity While We Continue to Grow Core OTC Brands

Comments

- Prestige is already in a position to continue its OTC acquisition strategy
- Prestige's existing financing arrangements and rapid deleveraging ability create expanded acquisition capacity
  - Today, Prestige has sufficient capacity to complete an acquisition in excess of the scale of Blacksmith
  - Within one year, Prestige would have sufficient capacity to complete an acquisition of the approximately the scale of the GSK Brands
  - Within two years, Prestige would have sufficient capacity to complete an acquisition equivalent in scale to the combined Blacksmith, Dramamine and GSK Brands' acquisitions
- Widely available sources of capital; leverage not a constraint for continued M&A

Illustrative Financial Capacity


~$220 MM
~$550 MM
~$1.0 BN
~$1.7 BN
gsk
gsk
Dramamine
Today
FY2013E
FY2014E
FY2015E

Fiscal year ending March 31



32

33 Our Latest Quarter: Excellent Performance Across the Board Fiscal Year 2012: The Prestige Value Creation Formula Delivers Q4 & FY 2012 Financial Overview A Strategy at Work 1 2 3 Agenda 4 Prestige’s Strategy: Delivering Results; Poised for Success

34 1. #1 and #2 brands deliver nearly two-thirds of OTC revenue 2. Core OTC brands generating superior growth and market share gains 3. Scale platforms in highly relevant OTC categories 4. Management’s strategy has transformed Prestige to predominantly an OTC company 5. Proven ability to source, execute, and integrate acquisitions 6. Valuable tax attributes 7. Leading margins and strong cash flow generation 8. Management team experienced at both growing brands and executing seamless M&A transactions What Sets Prestige Apart: Delivering Value Now and Into the Future 1 2 3 4 5 6 7 8

35 Applicable quarter Prior year comparable quarter Dollar values in millions Note: Excludes GSK acquisition Net Revenue YOY % Growth Seven Straight Quarters of Organic Core OTC Growth Excluding Acquisitions

36 trans·for·ma·tion·al  The act or an instance of transforming  The state of being transformed  A marked change for the better

The Transformed Prestige: An Improved Profile for Value Creation

	Pre-Current Mgmt.(1)(4)	Current Profile(2)(3)(4)	Change
Core OTC Brands	5	**14**	**+9**
OTC as % of Revenue	~61%	**~85%**	**+24%**
Top 10 OTC Brands Average Scale	~$20	**~$35**	**+75%**
Key OTC Category Platforms	4	**6**	**+2**
OTC Addressable Market Size	~$10 BN	**~$17 BN**	**+70%**
Net Revenue	$296	**~$615**	**+2.1x**
A&P Spending	~12%	**~15%**	**+300 bps**
Gross Margin	~52%	**~57%**	**+500 bps**
EBITDA	~$89	**~$215**	**+2.4x**
EBITDA Margins	~30%	**~34%**	**+400 bps**
Free Cash Flow	~$69	**~$110**	**+1.6x**

Dollar values in millions; unless otherwise specified
(1) Based on LTM ending September 2009 (CapitalIQ)
(2) Reflects pro forma Prestige including GSK brands (As of 3/31/12)
(3) Excludes TSA, integration, acquisition related and other legal and professional costs
(4) Financial Profile includes certain items that are Non GAAP financial measures



BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Efferdent
Sominex
Massengill
Comet

37

38 In Less Than Three Years, Prestige is Now the Largest Independent U.S. OTC Platform 38 #1 #2 #3 #4 #5 #6 #7 #8 #9 #10 #11 #12 #13 #14 #15 #16 #17 #18 #19 #20 #21 2011 Rank: + 2.5x in Less Than Three Years + 5 Spots Independent OTC Companies Legacy Dollar values in billions Source: Euromonitor (~$22 BN U.S. OTC Retail Sales; 2011) Note: Trademarks belong to respective owners

39 In Less Than Three Years, Management’s Strategy is Delivering Results  Clear and consistent strategy focused on: – Transforming Prestige into an OTC company – Driving sustainable core OTC organic growth – Pursuing accretive OTC acquisitions – Building a highly talented leadership team with deep bench strength at all levels Adjusted Net Revenue Adjusted EPS $315 $294 $293 $337 $441 ~$615 Current Management $0.68 $0.67 $0.67 $0.79 $0.99 $1.22 - $1.32 Current Management Dollar values in millions, except per share data. Fiscal year ending March 31 Reaffirmed Guidance Reaffirmed Guidance CAGR (3.6%) CAGR 28.0% CAGR (0.7%) CAGR 23.8%

40  Clear goals for FY’13 to build on success and momentum − Successfully integrate and transition the acquired brands • Supply and demand • Integration continues beyond end of TSA − Develop long-term potential of acquired GSK brands through tested brand investment strategy − Continue to participate in OTC M&A activity as part of on-going portfolio optimization − Deliver FY’13 Adjusted EPS of $1.22 - $1.32, up ~23% to ~33% versus FY’12 EPS, respectively • Excludes estimated adjustments of $0.10 in Q1 and $0.14 for full year(1) − Maintain strong financial performance while investing appropriately for future value creation  Continue the strategic course in the transformation process…”it’s a marathon, not a sprint” Solid Outlook for 2013 and Beyond (1) Adjustments reflect GSK acquisition costs, costs related to the Transition Services Agreement, integration costs, and other legal and professional fees

41 OTC M&A Focus Debt Reduction Portfolio Strategy to Drive Organic Growth  A&P Driven Growth for Core OTC Brands  Investment in Multi-Year New Product Development Pipeline  Select investment in Other Brands  Significant Tax Shield Incremental to Free Cash Flow Generation  Free Cash Flow Used for Rapid Debt Paydown  High Conversion of EBITDA to Free Cash Flow  Proven M&A Competency  Rapid Integration Expertise  Value Creation Formula  Strong pipeline of M&A targets Prestige Brands: Delivering Value Now and Into the Future Through a Tested Shareholder Value Creation Framework

42 28-75-124 196-18-48 May 17, 2012